KEMPER
AGGRESSIVE GROWTH FUND

ANNUAL REPORT TO SHAREHOLDERS FOR THE PERIOD ENDED SEPTEMBER 30, 1997

Seeking capital appreciation through the use of aggressive investment techniques

LONG-TERM INVESTING IN A SHORT-TERM WORLD (SM)

                        "..Small cap stocks looked better
                     on both a value and a fundamental basis.  That
                    prompted us to be more aggressive in buying them,
                        and it worked out well for us..."



                                [KEMPER FUNDS LOGO]
                                Long-term investing in a short-term world(SM)

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
INDUSTRY SECTORS
9
LARGEST HOLDINGS
10
PORTFOLIO OF INVESTMENTS
13
REPORT OF INDEPENDENT AUDITORS
14
FINANCIAL STATEMENTS
16
NOTES TO FINANCIAL STATEMENTS
19
FINANCIAL HIGHLIGHTS



AT A GLANCE
--------------------------------------------------------------------------------
KEMPER AGGRESSIVE GROWTH
FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 1997
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                         32.63%
CLASS B                                         31.79%
CLASS C                                         31.89%
LIPPER (CAPITAL APPRECIATION CATEGORY AVERAGE*  24.73%
--------------------------------------------------------------------------------

Returns are historical and do not represent future results. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Lipper Analytical Services, Inc. returns are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                     AS OF     AS OF
                                    9/30/97   12/31/96
--------------------------------------------------------------------------------
KEMPER AGGRESSIVE GROWTH
FUND CLASS A                        $12.60      $9.50
--------------------------------------------------------------------------------
KEMPER AGGRESSIVE GROWTH
FUND CLASS B                        $12.52      $9.50
--------------------------------------------------------------------------------
KEMPER AGGRESSIVE GROWTH
FUND CLASS C                        $12.53      $9.50
--------------------------------------------------------------------------------

There are special risk considerations associated with the fund including operation as a non-diversified fund, which allows more assets to be invested in fewer issuers, and flexibility to concentrate in various investment sectors and to invest significant assets in smaller companies, which present greater risk than larger more established companies. There is no assurance that the fund's management style will be successful or that the fund will achieve its objective.

TERMS TO KNOW

CAPITALIZATION The value of a corporation as determined by the market price ofits issued and outstanding common stock. It is calculated by multiplying the number of outstanding shares by the current market price of a share.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $86 BILLION IN ASSETS, INCLUDING $49 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER:

Once again, investors experienced extreme market volatility in the month of October. Unlike the October corrections of 1987 and 1989, this year's market drop occurred at a time when the United States economy is remarkably healthy and resilient. As we have noted, the U.S. economy has been moving forward for several years with an alternating fast/slow pace that has proven successful in removing whatever excesses build from quarter to quarter. As a consequence, interest rates and the rate of inflation are both low and stable. Moreover, the federal budget deficit has been reduced to such an extent that discussion has now turned to what the government should do with a projected surplus in 1998.

     Fortunately, no part of our strong economic foundation was shaken by the market correction. If anything, the correction provided a short-lived and relatively painless lesson about the vulnerability of a highly valued market. When markets are high, everything -- economic news, corporate earnings and liquidity -- must go right. When markets are high - as our equity market has been for most of this year - they are vulnerable to relatively minor disappointments.

     As you have read, of course, the direct source of the October correction was Southeast Asia, where the world's highest growth economies had been stumbling since the summer. These economies had become overextended, banks ran into trouble with bad loans and the local governments failed to take prompt action. The result was a domino effect of competitive devaluations of currencies, crashing markets and political chaos.

     But while Southeast Asia produced the event that led to the mini-panic in the U.S. equity market - resulting in a 7 percent loss on October 27 -- the world quickly looked to the U.S. for solutions. When the U.S. market quickly rebounded, other markets became less volatile. Considering U.S. economic fundamentals and the relatively small effect that Southeast Asian problems have on U.S. companies as a whole, rational investors had to expect our market to bounce back. In fact, if the U.S. equity market had not been so highly valued, we would have expected the market's reaction to the Asian problems to be quite muted. For instance, if the Dow Jones Industrial Average had been closer to 7000 than to 8000, we would have expected that the market would have dropped only slightly.

     But as we have said before, today's markets move very fast. We experienced in one day the kind of correction that we used to experience over a six-month period. At this writing, the U.S. equity market remains very volatile. We expect that condition to continue, as volatility is a factor of higher valued markets. Despite what the last few years may have suggested, markets do not go in just one direction.

     Our recent experience supported many of the basic tenets of investing:

     - Invest for the long term and don't react to the short-term noise. Investors who got hurt in the October correction were those who had borrowed the money they invested and were forced to sell at low prices. Investors who were able to remain invested and did, lost only some of their above-average gain for the year.

     - Diversification helps reduce overall portfolio risk. Government securities investors, for example, found the bond market to be a safe haven as the bond market rallied during the stock market correction.

     - Investing abroad is complex and requires expert advice. Currency valuations, in particular, can have a significant effect on investment returns.

     Our forecast for the next several months calls for moderate economic growth, stable interest rates and controlled inflation. While we cannot rule out the possibility of another market event that would add to the excitement of equity investing, we would expect the U.S. market to again demonstrate its resiliency.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]

                                      NOW (10/31/97)      6 MONTHS AGO     1 YEAR AGO       2 YEARS AGO
    10-YEAR TREASURY RATE(1)                 6.03              6.71         6.2                5.93
    PRIME RATE(2)                            8.5               8.5          8.25               8.75
    INFLATION RATE(3)*                       2.15              2.5          2.99               2.74
    THE U.S. DOLLAR(4)                       7.62              6.55         3.46              -1.57
    CAPITAL GOODS ORDERS(5)*                14.97              8.17         7.71               5.13
    INDUSTRIAL PRODUCTION(5)*                5.52              4.39         3.27               2.35
    EMPLOYMENT GROWTH(6)*                    2.23              2.27         2.1                2.19

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commerical lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of September 30, 1997.

SOURCE:  ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.


  With this commentary as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT AND CHIEF INVESTMENT OFFICER
Zurich Kemper Investments, Inc.

November 13, 1997

PERFORMANCE UPDATE

[STALZER PHOTO]

KURT R. STALZER JOINED ZURICH KEMPER INVESTMENTS, INC. (ZKI) IN JANUARY 1997 WITH OVER 15 YEARS OF INVESTMENT EXPERIENCE. HE IS A SENIOR VICE PRESIDENT OF ZKI AND PORTFOLIO MANAGER OF KEMPER AGGRESSIVE GROWTH FUND. STALZER RECEIVED A B.B.A. DEGREE FROM THE UNIVERSITY OF MICHIGAN WHERE HE EARNED A DUAL SPECIALIZATION IN FINANCE AND ACCOUNTING. HE IS ALSO A MEMBER OF THE FINANCIAL ANALYST FEDERATION AND THE ASSOCIATION OF INVESTMENT MANAGEMENT AND RESEARCH.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

KURT STALZER USED THE FUND'S FLEXIBLE CHARTER TO MOVE FROM LARGER COMPANIES INTO SMALLER COMPANIES EARLY IN THE YEAR. AS A RESULT, THE FUND SUBSTANTIALLY OUTPERFORMED ITS PEER GROUP DURING THE FIRST NINE MONTHS OF 1997 (UNADJUSTED FOR ANY SALES CHARGE).

Q      KURT, BEFORE YOU DISCUSS THE PERFORMANCE OF THE FUND, COULD YOU PROVIDE A
BRIEF RECAP OF THE STOCK MARKET'S PERFORMANCE DURING THE FIRST NINE MONTHS OF 1997?

A      Certainly. Nearly all sectors of the U.S. stock market have performed extremely well so far in 1997. Performance was led by energy and consumer staples, with health care stocks lagging the overall market. Small company stocks as measured by the Russell 2000 Index*, gained 26.60 percent. Large capitalization stocks were up 29.63 percent as measured by the Standard & Poor's 500 Stock Index** (S&P 500). During the first quarter, small company stocks drastically underperformed their large cap counterparts for a couple of reasons. First, the magnitude of large cap earnings was greater than that of small cap stocks. Second, there was a lot of uncertainty regarding the strength of the economy. This made investors nervous about the potential of small companies to deliver growing earnings.

       However, as the year progressed and the economic outlook brightened, small company stocks started to make up lost ground. In fact, from March 31 to September 30, the Russell 2000 outperformed the S&P 500 33.51 percent to 26.24 percent. As those figures suggest, small cap stocks are rebounding strongly.

Q      HOW DID THE FUND PERFORM IN COMPARISON?

A      For the first nine months of 1997, the fund delivered a total return of
32.63 percent (Class A shares unadjusted for any sales charge). That was far ahead of the Russell 2000's 26.60 percent gain, and the Lipper Capital Appreciation Funds Category average of 24.73 percent.

Q      THAT'S PRETTY IMPRESSIVE PERFORMANCE. TO WHAT DO YOU ATTRIBUTE IT?

A      Primarily, it was a well-timed move into small company stocks. After underperforming large company stocks for almost two years, small cap stock valuations were very attractive, especially after having been under pressure in the first quarter. So we were able to invest in a number of high quality, smaller company stocks at very attractive prices. As they took off, they took the fund with them.

Q      SO IT WAS A MATTER OF TIMING?

A      Not really. We weren't trying to time a trade-off in momentum between large and small company stocks. We were just looking at where earnings and values were best. Early on, we saw there was a discrepancy between large and small cap stocks. Large company earnings growth had started to slow, and


 * The Russell 2000 Index is a capitalization weighted price only index which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index.

** The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market.

PERFORMANCE UPDATE

small cap stocks looked better on both a valuation and a fundamental basis. That prompted us to be more aggressive in buying them, and it worked out well for us.

Q      WHAT KIND OF SMALL COMPANIES INTERESTED YOU?

A      Actually, we looked for the same attributes in small company stocks that we look for in all our purchases. We want companies that are attractively priced and have the potential to deliver sustainable, predictable earnings growth over a two- to five-year time period. In addition, we look for companies that hold distinct advantages over their competition. They may be the low cost provider in an industry, hold a dominant market position, have superior pricing flexibility or occupy a special niche. Small company stocks can be extremely volatile, so we're most interested in those firms that can perform well CONSISTENTLY.

Q      WHERE DID YOU TEND TO FIND SUCH COMPANIES?

A      Industries in which we overweighted the portfolio included consumer nondurables, lodging, broadcasting, restaurants, and retail. On the surface, these seem like a play on the economy's robust performance. But actually our decisions were based more on attractive valuations than economics. These companies are stable and growing much faster than the market as a whole, but were priced attractively relative to the market.

       The strong showings in lodging and restaurants surprised a lot of people. We had overweighted these areas because of valuation reasons and, in the case of lodging, because of increasing demand for luxury/upscale hotels. We expect our restaurant holdings to post solid gains.

       Attractive valuations also led us to invest in several broadcasters, including Emmis Broadcasting and Jacor Communications, both radio broadcasters. We also think Westinghouse Electric is making the right moves as it transforms itself into a more broadcasting-based company.

       We have also had an overweighting in retail over the last six months due to the improving economy. Again, we concentrated on companies with good valuations, such as Pier 1 Imports. We've also emphasized mall-based stores that tend to cater to the teenage market. Teenagers are a group with high disposable income, and a retailer that stands to benefit is Pacific Sunwear.

       Finally, transportation has also been an area of emphasis due to attractive valuations, easy comparisons and earnings momentum stemming from the growing economy.

Q      WHAT SECTORS DID YOU UNDERWEIGHT?

A      There were two notable ones: finance and health care. We tend not to invest heavily in traditional finance companies because they are not aggressive enough. We're looking for greater than 15 percent earnings growth, and most traditional financial companies just don't deliver that.

       We were neutrally weighted in health care. There are a lot of fast growing companies in this sector, but not many with attractive valuations. Many also have to contend with potential legislative issues. So when we do find a health care company we like, we tend to take pretty large positions.

  Finally, we ended the quarter underweighted in energy but we'll likely increase that going forward. Energy-related companies have enjoyed strong earnings momentum due to increased energy demand. It's been a long time since oil companies have committed capital to drilling new wells and getting more out of existing wells.

Q      WERE THERE ANY CHOICES YOU MADE THAT YOU'D LIKE TO CHANGE?

A      Well, hindsight is 20/20 and there are always decisions you'd like to take back. Probably the only substantive one was our decision to go to a neutral weighting in technology. A host of technology names got crushed in March and April, and we boosted our weighting then. But as they came back strongly during the following months, we began to sell into the strength of the rally. Semiconductors continued to perform well in the third quarter, which was surprising, so we rebuilt that position. But overall, we'd rather sell a little early than overstay our welcome and see our gains evaporate.

Q      YOU MENTIONED THAT SMALL COMPANY STOCKS WERE OUTPERFORMING LARGE COMPANY
STOCKS AS THE FISCAL YEAR DREW TO A CLOSE. DO YOU EXPECT THAT TO CONTINUE?

A      Small company stocks have trailed large cap stocks for about the last two years. So there's a lot of ground they can make up from a valuation standpoint. Relative earnings growth has also improved for small cap stocks. In addition, the economy seems to be enjoying robust growth with few if any signs of inflation or higher interest rates. So I think small company stocks could continue to perform well for the foreseeable future. That's not to say we won't have our occasional corrections and market rotations within groups that can cause bouts of volatility. But overall, the economic climate appears to be a good one for small companies.

        Regardless, we'll continue to concentrate on holdings that share demonstrated earnings growth, relatively predictable earnings, and a higher level of earnings and quality than the market at prices that are comparable to the market. In short, we want a portfolio that's populated by stocks offering growth at reasonable value. We believe that's a good description of how the portfolio looks right now.

PERFORMANCE UPDATE

-------------------------------------------------------------------------------
TOTAL RETURNS*
-------------------------------------------------------------------------------

FOR PERIODS ENDED SEPTEMBER 30, 1997 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                  LIFE OF CLASS
-------------------------------------------------------------------------------------------------
    KEMPER AGGRESSIVE GROWTH FUND CLASS A                             25.00%      (since 12/31/96)
-------------------------------------------------------------------------------------------------
    KEMPER AGGRESSIVE GROWTH FUND CLASS B                             27.79%      (since 12/31/96)
-------------------------------------------------------------------------------------------------
    KEMPER AGGRESSIVE GROWTH FUND CLASS C                             30.89%      (since 12/31/96)
-------------------------------------------------------------------------------------------------

KEMPER AGGRESSIVE GROWTH FUND CLASS A

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
  Growth of an assumed $10,000 investment in
  Class A shares from 12/31/96 to 9/30/97
--------------------------------------------------------------------------------

                                                                    12/31/96          3/31/97          6/30/97          9/30/97
------------------------------------------------------------------------------------------------------------------------------------
Kemper Aggressive Growth Fund Class A(1)                            10000             9236             11071            12500
Russell 3000 Index+                                                 10000            10086             11776            12875
Standard & Poor's 500 Stock Index++                                 10000            10270             12059            12961


KEMPER AGGRESSIVE GROWTH FUND CLASS B

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
  Growth of an assumed $10,000 investment in
  Class B shares from 12/31/96 to 9/30/97
--------------------------------------------------------------------------------

                                                                    12/31/96          3/31/97          6/30/97          9/30/97
------------------------------------------------------------------------------------------------------------------------------------
Kemper Aggressive Growth Fund Class B(1)                            10000             9779             11695            12779
Russell 3000 Index+                                                 10000            10086             11776            12875
Standard & Poor's 500 Stock Index++                                 10000            10270             12059            12961


KEMPER AGGRESSIVE GROWTH FUND CLASS C

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
  Growth of an assumed $10,000 investment in
  Class C shares from 12/31/96 to 9/30/97
--------------------------------------------------------------------------------

                                                                    12/31/96          3/31/97          6/30/97          9/30/97
------------------------------------------------------------------------------------------------------------------------------------
Kemper Aggressive Growth Fund Class C(1)                            10000             9779             11705            13090
Russell 3000 Index+                                                 10000            10086             11776            12875
Standard & Poor's 500 Stock Index++                                 10000            10270             12059            12961


Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for Class A shares adjustment for the maximum sales charge of 5.75 percent, for Class B shares adjustment for the maximum contingent deferred sales charge (CDSC) of 4 percent. For Class C shares, there is a 1 percent CDSC on certain redemptions within the first year of purchase. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end report.

(1) Performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares and the contingent deferred sales charge in effect at the end of the period for Class B and Class C shares. In comparing Kemper Aggressive Growth Fund to the indices, you should also note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the indices.

+ The Russell 3000 Index is an unmanaged index comprised of 3000 of the largest capitalized U.S. domiciled companies whose common stocks trade in the U.S. This portfolio of securities represents approximately 98 percent of the investable U.S. equity market.

++ The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source is Towers Data Systems.

INDUSTRY SECTORS


A SIX-MONTH COMPARISON

Data show the percentage of the common stocks in the portfolio that each sector represented on September 30, 1997, and on March 31, 1997.

                       [SIX-MONTH COMPARISON BAR GRAPHS]

                                  KEMPER AGGRESSIVE GROWTH          KEMPER AGGRESSIVE GROWTH
                                      FUND ON 9/30/97                    FUND ON 3/31/97

CONSUMER NON-DURABLES                     29.4%                              31.5%

TECHNOLOGY                                24.9%                              17.4%

HEALTH CARE                               14.5%                              14.8%

CAPITAL GOODS                             14.0%                               9.5%

FINANCE                                    7.4%                              16.4%

TRANSPORTATION                             4.6%                               3.3%

ENERGY                                     2.1%                               5.2%

BASIC INDUSTRIES                           1.7%                               1.9%

CONSUMER DURABLES                          1.4%                               0.0%


A COMPARISON WITH THE RUSSELL 3000 INDEX*

Data show the percentage of the common stocks in the portfolio that each sector of Kemper Aggressive Growth Fund represented on september 30, 1997, compared to the industry sectors that make up the fund's benchmark, the Russell 3000 Index.

                        [RUSSELL COMPARISON BAR GRAPHS]

                                  KEMPER AGGRESSIVE GROWTH          RUSSELL 3000 GROWTH INDEX
                                      FUND ON 9/30/97                    FUND ON 9/30/97


CONSUMER NON-DURABLES                     29.4%                              20.3%

TECHNOLOGY                                24.9%                              15.3%

HEALTHCARE                                14.5%                              10.7%

CAPITAL GOODS                             14.0%                               9.1%

FINANCE                                    7.4%                              18.8%

TRANSPORTATION                             4.6%                               1.5%

ENERGY                                     2.1%                               8.0%

BASIC INDUSTRIES                           1.7%                               5.1%

CONSUMER DURABLES                          1.4%                               2.8%

UTILITIES                                  0.0%                               8.4%



* THE RUSSELL 3000 INDEX IS AN UNMANAGED INDEX COMPRISED OF 3000 OF THE LARGEST CAPITALIZED U.S. DOMICILED COMPANIES WHOSE COMMON STOCKS TRADE IN THE U.S. THIS PORTFOLIO OF SECURITIES REPRESENTS APPROXIMATELY 98 PERCENT OF THE INVESTABLE U.S. EQUITY MARKET.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*

REPRESENTING 21.16% OF THE FUND'S TOTAL NET ASSETS ON SEPTEMBER 30, 1997


--------------------------------------------------------------------------------------------------
       HOLDINGS                                                                           PERCENT
--------------------------------------------------------------------------------------------------

1.     SCHLOTZSKY'S                  Franchises a fast-service restaurant concept featuring  2.77%
                                     deli sandwiches with sourdough buns, pizzas, soups and
                                     chips

2.     COMPUTER PRODUCTS             A multinational manufacturer of standard and custom-    2.52%
                                     designed electronic products and sub-systems for power
                                     conversion, industrial automation and other real time
                                     applications.

3.     SOFAMOR-DANEK GROUP           Manufacturer of spinal implant devices.                 2.21%

4.     CARIBINER INTERNATIONAL       Produces meetings, events, training programs, and       2.11%
                                     related communications services for businesses.

5.     BMC INDUSTRIES                The only U.S. and European manufacturer of aperture     2.08%
                                     masks for color picture tubes used in television and
                                     computer monitors. Also a leading producer of
                                     polycarbonate, glass and plastic eye wear.

6.     TECNOMATIX TECHNOLOGIES       A world leader in the emerging Computer Aided           1.98%
                                     Production Engineering (CAPE) software market.

7.     MEN'S WEARHOUSE               A national off-price specialty men's apparel retailer   1.93%
                                     operating in excess of 300 stores in 32 states
                                     offering brand name tailored clothing at 20-30% below
                                     department store prices.

8.     ROYAL CARIBBEAN CRUISES       One of the leading providers of cruises to North        1.92%
                                     American passengers as well as a leading provider of
                                     cruises in the Caribbean market.

9.     FOUR SEASONS HOTELS           Operates 37 luxury hotels worldwide, with additional    1.87%
                                     hotels currently under development.

10.    VISIO CORP.                   Makes business drawing and diagramming software for     1.77%
                                     personal computers.

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER AGGRESSIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS AT SEPTEMBER 30, 1997

------------------------------------------------------------------------------------------------------------------
COMMON STOCKS                                                                        NUMBER OF SHARES      VALUE
------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--12.7%                  (a)Advanced Lighting Technologies                  6,700         $ 181,000
                                      (a)American Disposal Services                      4,000           125,000
                                         Applied Power, Inc.                             2,700           170,000
                                         BMC Industries                                  7,600           242,000
                                      (a)Caribiner International, Inc.                   6,000           244,000
                                      (a)Culligan Water Technologies                     2,000            92,000
                                         Pittway Corp.                                   2,500           162,000
                                         Precision Castparts Corp.                       1,200            78,000
                                      (a)Unifab International, Inc.                        400            13,000
                                         Watsco, Inc.                                    5,500           172,000
                                         -------------------------------------------------------------------------
                                                                                                       1,479,000
------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--21.5%             (a)AccuStaff                                       5,500           173,000
                                      (a)Boron, Lepore & Associates                      1,400            32,000
                                      (a)CapStar Hotels Co.                              4,100           138,000
                                      (a)EduTrek International, Inc.                       400            11,000
                                         Four Seasons Hotels, Ltd.                       5,300           217,000
                                      (a)MSC Industrial Direct                           3,000           138,000
                                      (a)Men's Wearhouse                                 6,000           223,000
                                      (a)Outdoor Systems, Inc.                           3,800           100,000
                                      (a)Pacific Sunwear of California                   4,400           180,000
                                         Pier 1 Imports                                 10,500           188,000
                                         Royal Caribbean Cruises, Ltd.                   5,100           223,000
                                      (a)Schlotzsky's, Inc.                             17,000           322,000
                                      (a)Star Buffet, Inc.                               1,900            30,000
                                         Stewart Enterprises, Inc.                       3,800           166,000
                                      (a)Travis Boats & Motors, Inc.                    10,000           204,000
                                         U.S. Rentals                                    5,600           147,000
                                         -------------------------------------------------------------------------
                                                                                                       2,492,000
------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--5.3%                (a)Emmis Broadcasting Corp.                        3,000           143,000
                                      (a)JLK Direct Distribution, Inc.                   5,600           168,000
                                      (a)Jacor Communications                            2,500           110,000
                                      (a)Tefron, Ltd.                                    1,800            36,000
                                         Westinghouse Electric Corp.                     6,000           162,000
                                         -------------------------------------------------------------------------
                                                                                                         619,000
------------------------------------------------------------------------------------------------------------------
ENERGY--1.9%                          (a)Global Industries, Ltd.                         3,000           120,000
                                      (a)Precision Drilling Corp.                        1,500            96,000
                                         -------------------------------------------------------------------------
                                                                                                         216,000

PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER OF SHARES      VALUE
--------------------------------------------------------------------------------------------------------------------
FINANCE--6.8%                         (a)ABR Information Services                        4,200         $ 116,000
                                         First Union Real Estate Investments             8,000           110,000
                                         Frontier Insurance Group                        5,000           190,000
                                      (a)Healthcare Financial Partners                   3,500           108,000
                                      (a)LaSalle Partners                                2,100            73,000
                                         Sirrom Capital Corp.                            3,600           187,000
                                         ---------------------------------------------------------------------------
                                                                                                         784,000
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE--13.2%                    (a)Coast Dental Services, Inc.                     3,400           101,000
                                      (a)Dura Pharmaceuticals                            4,200           183,000
                                         McKesson Corp.                                  2,000           204,000
                                      (a)National Surgery Centers                        6,000           131,000
                                      (a)Ocular Sciences, Inc.                           7,900           183,000
                                      (a)Pediatrix Medical Group                         2,800           124,000
                                      (a)Safeskin Corp.                                  4,000           177,000
                                      (a)Serologicals Corp.                              7,500           171,000
                                      (a)Sofamor-Danek Group                             4,500           257,000
                                         ---------------------------------------------------------------------------
                                                                                                       1,531,000
--------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--22.7%                     (a)Advantage Learning Systems, Inc.                2,200            56,000
                                      (a)Analog Devices                                  5,500           184,000
                                      (a)Atmel Corp.                                     4,900           179,000
                                      (a)Bell Canada International, Inc.                 1,800            34,000
                                      (a)Best Software, Inc.                               700            10,000
                                      (a)CFM Technologies, Inc.                          5,100           200,000
                                      (a)Cisco Systems                                   1,500           110,000
                                      (a)Computer Products, Inc.                         9,800           292,000
                                         HBO & Co.                                       5,300           200,000
                                      (a)J.D. Edwards & Co.                                500            17,000
                                      (a)MRV Communications                              5,000           182,000
                                         Natural MicroSystems Corp.                      1,700            65,000
                                      (a)Network Appliance, Inc.                         2,600           141,000
                                      (a)Network Solutions, Inc.                           400             9,000
                                      (a)Nextlink Communications                           200             5,000
                                      (a)Pervasive Software, Inc.                       14,300           164,000
                                      (a)Tecnomatix Technologies                         6,000           229,000
                                      (a)Tellabs, Inc.                                   3,200           165,000
                                      (a)Visio Corp.                                     4,900           205,000
                                      (a)World Access, Inc.                              5,700           185,000
                                         ---------------------------------------------------------------------------
                                                                                                       2,632,000

PORTFOLIO OF INVESTMENTS


--------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER OF SHARES      VALUE
--------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--4.2%                     Expeditors International of Washington          4,300         $ 180,000
                                         Heartland Express                               4,100           113,000
                                      (a)Knight Transportation                           7,000           196,000
                                         ---------------------------------------------------------------------------
                                                                                                         489,000
--------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS--2.7%                      OM Group                                        4,500           180,000
                                      (a)Tower Automotive, Inc.                          3,200           144,000
                                         ---------------------------------------------------------------------------
                                                                                                         324,000
                                         ---------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS--91.0%
                                         (Cost: $9,016,000)                                           10,566,000
                                         ---------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                                                 PRINCIPAL AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------------
MONEY MARKET                             Yield--5.41% to 5.92%
INSTRUMENTS--5.2%
                                         Due--October 1997
                                         Federal Home Loan Bank                       $400,000           400,000
                                         Federal National Mortgage Association         200,000           200,000
                                         ---------------------------------------------------------------------------
                                         TOTAL MONEY MARKET INSTRUMENTS--5.2%
                                         (Cost: $600,000)                                                600,000
                                         ---------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--96.2%
                                         (Cost: $9,616,000)                                           11,166,000
                                         ---------------------------------------------------------------------------
                                         CASH AND OTHER ASSETS, LESS LIABILITIES--3.8%                   443,000
                                         ---------------------------------------------------------------------------
                                         NET ASSETS--100%                                            $11,609,000
                                         ---------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------

(a) Non-income producing security

Based on the cost of investments of $9,616,000 for federal income tax purposes at September 30, 1997, the gross unrealized appreciation was $1,605,000, the gross unrealized depreciation was $55,000 and the net unrealized appreciation on investments was $1,550,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER AGGRESSIVE GROWTH FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Aggressive Growth Fund as of September 30, 1997, and the related statements of operations and changes in net assets and the financial highlights for the period from December 31, 1996 (commencement of operations) to September 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Aggressive Growth Fund at September 30, 1997, the results of its operations, the changes in its net assets and the financial highlights for the period from December 31, 1996 to September 30, 1997, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          November 18, 1997

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1997

---------------------------------------------------------------------------
 ASSETS
---------------------------------------------------------------------------
Investments, at value
(Cost: $9,616,000)                                              $11,166,000
---------------------------------------------------------------------------
Cash                                                                 14,000
---------------------------------------------------------------------------
Receivable for:
  Investments sold                                                  414,000
---------------------------------------------------------------------------
  Fund shares sold                                                  255,000
---------------------------------------------------------------------------
  Dividends                                                           2,000
---------------------------------------------------------------------------
    TOTAL ASSETS                                                 11,851,000
---------------------------------------------------------------------------

---------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
---------------------------------------------------------------------------

Payable for:
  Investments purchased                                             215,000
---------------------------------------------------------------------------
  Management fee                                                     16,000
---------------------------------------------------------------------------
  Distribution services fee                                           3,000
---------------------------------------------------------------------------
  Administrative services fee                                         2,000
---------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses              5,000
---------------------------------------------------------------------------
  Other                                                               1,000
---------------------------------------------------------------------------
    Total liabilities                                               242,000
---------------------------------------------------------------------------
NET ASSETS                                                      $11,609,000
---------------------------------------------------------------------------

---------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
---------------------------------------------------------------------------

Paid-in capital                                                 $ 9,330,000
---------------------------------------------------------------------------
Undistributed net realized gain on investments                      729,000
---------------------------------------------------------------------------
Net unrealized appreciation on investments                        1,550,000
---------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $11,609,000
---------------------------------------------------------------------------

---------------------------------------------------------------------------
 THE PRICING OF SHARES
---------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($6,289,000 / 499,000 shares outstanding)                          $12.60
---------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                        $13.37
---------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($4,132,000 / 330,000 shares outstanding)                          $12.52
---------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($1,188,000 / 95,000 shares outstanding)                           $12.53
---------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

For the period from December 31, 1996 (commencement of operations) to September 30, 1997

STATEMENT OF OPERATIONS

---------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------
  Interest                                                      $    48,000
---------------------------------------------------------------------------
  Dividends                                                          14,000
---------------------------------------------------------------------------
    Total investment income                                          62,000
---------------------------------------------------------------------------
Expenses:
  Management fee                                                     37,000
---------------------------------------------------------------------------
  Distribution services fee                                          19,000
---------------------------------------------------------------------------
  Administrative services fee                                        13,000
---------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             23,000
---------------------------------------------------------------------------
  Professional fees                                                  10,000
---------------------------------------------------------------------------
  Other                                                               1,000
---------------------------------------------------------------------------
    Total expenses                                                  103,000
---------------------------------------------------------------------------
NET INVESTMENT LOSS                                                 (41,000)
---------------------------------------------------------------------------

---------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
---------------------------------------------------------------------------

  Net realized gain on sales of investments                         729,000
---------------------------------------------------------------------------
  Change in net unrealized appreciation on investments            1,550,000
---------------------------------------------------------------------------
Net gain on investments                                           2,279,000
---------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 2,238,000
---------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------
 OPERATIONS AND CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------
  Net investment loss                                           $   (41,000)
---------------------------------------------------------------------------
  Net realized gain                                                 729,000
---------------------------------------------------------------------------
  Change in net unrealized appreciation                           1,550,000
---------------------------------------------------------------------------
Net increase in net assets resulting from operations              2,238,000
---------------------------------------------------------------------------
Net increase from capital share transactions                      9,271,000
---------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                     11,509,000
---------------------------------------------------------------------------

---------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------

Beginning of period                                                 100,000
---------------------------------------------------------------------------
END OF PERIOD                                                   $11,609,000
---------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Aggressive Growth Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through September 30, 1997) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class

NOTES TO FINANCIAL STATEMENTS

                             by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI) and pays a management fee at a base annual rate of .65% of average daily net assets which is then adjusted upward or downward by a maximum of .20% based upon the Fund's performance as compared to the performance of the Standard & Poor's 500
                             Stock Index (thus the fee on an annual basis can range from .45% to .85% of average daily net assets).

                             During the period ended September 30, 1997, the Fund incurred management fees as follows:

                              Base fee                                                      $36,000
                              Performance adjustment                                          1,000
                                                                                            -------
                              Total fees                                                    $37,000
                                                                                            =======

                             Zurich Investment Management Limited, an affiliate of ZKI, serves as sub-adviser with respect to foreign securities investments in the Fund and is paid by ZKI for its services.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Zurich Kemper Distributors, Inc. (ZKDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                                    COMMISSIONS
                                                                              COMMISSIONS         ALLOWED BY ZKDI
                                                                              RETAINED BY   ----------------------------
                                                                                 ZKDI       TO ALL FIRMS   TO AFFILIATES
                                                                              -----------   ------------   -------------
                                         Period ended September 30, 1997        $7,000        111,000          5,000

                             For services under the distribution services agreement, the Fund pays ZKDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, ZKDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, ZKDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions

NOTES TO FINANCIAL STATEMENTS

                             paid in connection with the sale of Class B and Class C shares and the CDSC received in connection with the redemption of such shares are as follows:

                                                                              DISTRIBUTION FEES
                                                                                  AND CDSC            COMMISSIONS AND
                                                                                 RECEIVED BY       DISTRIBUTION FEES PAID
                                                                                    ZKDI              BY ZKDI TO FIRMS
                                                                              -----------------    ----------------------
                                         Period ended September 30, 1997           $35,000                 138,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with ZKDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays ZKDI a fee at an annual rate of up to .25% of average daily net assets of each class. ZKDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                         ASF PAID BY
                                                                         THE FUND TO        ASF PAID BY
                                                                             ZKDI          ZKDI TO FIRMS
                                                                       ----------------    --------------
                              Period ended September 30, 1997              $13,000             24,000

                             SHAREHOLDER SERVICES AGENT AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Zurich Kemper Service Company (ZKSvC) is the shareholder service agent of the Fund. Under the agreement, ZKSvC received shareholder services fees of $13,000 for the period ended September 30, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the period ended September 30, 1997, the Fund made no payments to its officers or trustees.

--------------------------------------------------------------------------------

4    TRANSACTIONS
     INVESTMENT              For the period ended September 30, 1997, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                               $25,305,000

                             Proceeds from sales                      17,018,000

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                                FOR THE PERIOD ENDED
                                                                                 SEPTEMBER 30, 1997
                                                                            ------------------------------
                                                                            SHARES               AMOUNT
                              ----------------------------------------------------------------------------
                               SHARES SOLD
                               Class A                                      766,000            $ 7,757,000
                              ----------------------------------------------------------------------------
                               Class B                                      379,000              3,908,000
                              ----------------------------------------------------------------------------
                               Class C                                      144,000              1,404,000
                              ----------------------------------------------------------------------------

                              ----------------------------------------------------------------------------
                               SHARES REDEEMED
                               Class A                                     (276,000)            (2,723,000)
                              ----------------------------------------------------------------------------
                               Class B                                      (47,000)              (508,000)
                              ----------------------------------------------------------------------------
                               Class C                                      (53,000)              (567,000)
                              ----------------------------------------------------------------------------

                              ----------------------------------------------------------------------------
                               CONVERSION OF SHARES
                               Class A                                            5                     60
                              ----------------------------------------------------------------------------
                               Class B                                           (5)                   (60)
                              ----------------------------------------------------------------------------
                               NET INCREASE FROM CAPITAL
                               SHARE TRANSACTIONS                                              $ 9,271,000
                              ----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

FOR THE PERIOD FROM DECEMBER 31, 1996 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1997

--------------------------------------------------------------------       -------------------       -------------------
 PER SHARE OPERATING PERFORMANCE                       CLASS A                   CLASS B                   CLASS C
--------------------------------------------------------------------       -------------------       -------------------
Net asset value, beginning of period                   $ 9.50                     9.50                      9.50
--------------------------------------------------------------------       -------------------       -------------------
Income from investment operations:
  Net investment loss                                   (.02)                     (.08)                     (.07)
--------------------------------------------------------------------       -------------------       -------------------
  Net realized and unrealized gain                      3.12                      3.10                      3.10
--------------------------------------------------------------------       -------------------       -------------------
Total from investment operations                        3.10                      3.02                      3.03
--------------------------------------------------------------------       -------------------       -------------------
Net asset value, end of period                         $12.60                     12.52                     12.53
--------------------------------------------------------------------       ------------------        ------------------
TOTAL RETURN (NOT ANNUALIZED)                          32.63%                     31.79                     31.89

--------------------------------------------------------------------       -------------------       -------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------       -------------------       -------------------
Expenses                                                1.49%                     2.41                      2.19
--------------------------------------------------------------------       -------------------       -------------------
Net investment loss                                    (.35)%                    (1.27)                    (1.05)
--------------------------------------------------------------------       -------------------       -------------------

------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                                              $11,609,000
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                                                             364%
------------------------------------------------------------------------------------------------------------------------
Average commission rate paid per share on
stock transactions                                                                                         $.0588
------------------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges.

TRUSTEES & OFFICERS

TRUSTEES                     OFFICERS

STEPHEN B. TIMBERS           CHARLES R. MANZONI, JR.
President and Trustee        Vice President

DAVID W. BELIN               JOHN E. NEAL
Trustee                      Vice President

LEWIS A. BURNHAM             STEVEN H. REYNOLDS
Trustee                      Vice President

DONALD L. DUNAWAY            KURT R. STALZER
Trustee                      Vice President

ROBERT B. HOFFMAN            PHILIP J. COLLORA
Trustee                      Vice President
                             and Secretary

DONALD R. JONES              JEROME L. DUFFY
Trustee                      Treasurer

SHIRLEY D. PETERSON          ELIZABETH C. WERTH
Trustee                      Assistant Secretary

WILLIAM P. SOMMERS
Trustee

--------------------------------------------------------------------------------
LEGAL COUNSEL                  VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                               222 North LaSalle Street
                               Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT      ZURICH KEMPER SERVICE COMPANY
                               P.O. Box 419557
                               Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT   INVESTORS FIDUCIARY TRUST COMPANY
                               801 Pennsylvania
                               Kansas City, MO 64105
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS           ERNST & YOUNG LLP
                               233 South Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
INVESTMENT MANAGER             ZURICH KEMPER INVESTMENTS, INC.

PRINCIPAL UNDERWRITER          ZURICH KEMPER DISTRIBUTORS, INC.
                               222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com

[KEMPER LOGO]
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Funds/Growth Style prospectus.
KAGGF - 2 (11/97) 1039820